UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported):  September 27, 2004


     NOMURA ASSET  ACCEPTANCE  CORPORATION,  (as  depositor  under a Pooling and
Servicing Agreement, dated as of June 1, 2004, providing for the issuance of Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2004-AP2, Mortgage Pass-Through Certificates, Series 2004-AP2)


                      NOMURA ASSET ACCEPTANCE CORPORATION
             (Exact name of registrant as specified in its charter)

         Delaware                 333-109614-02                13-3672336
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)

 2 World Financial Center
 Building B, 21st Floor
 New York, NY                                                    10281
(Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code : (212) 667-9300

                                      N/A
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1    Other Events.

     This report and exhibit is being filed pursuant to the terms of the Pooling and Servicing Agreement, dated as of June 1, 2004, among Nomura Asset Acceptance Corporation, as depositor, Nomura Credit & Capital, Inc., as seller, GMAC Mortgage Corporation, as servicer, and JPMorgan Chase Bank, as trustee and custodian.

     On September 27, 2004 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.

Item 9.1    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on September 27, 2004 as Exhibit 99.1.

NOMURA ASSET ACCEPTANCE CORPORATION
Alternative Loan Trust, Series 2004-AP2
Mortgage Pass-Through Certificates, Series  2004-AP2
----------------------------------------------------------------------------


SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee and Custodian under the Agreement referred to herein


Date:  October 5, 2004              By:   /s/  Mary R. Fonti
                                  ---------------------------------------
                                      Mary R. Fonti
                                      Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Monthly Statement to Certificateholders on
                         September 27, 2004

Exhibit 99.1

Monthly Certificateholder Statement on September 27, 2004


        NOMURA ASSET ACCEPTANCE CORP., ALTERNATIVE LOAN TRUST, SERIES 2004-AP2
                        STATEMENT TO CERTIFICATEHOLDERS
                                 September 27, 2004

----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
           ORIGINAL         BEGINNING                                                                                   ENDING
               FACE         PRINCIPAL                                                      REALIZED     DEFERRED      PRINCIPAL
CLASS         VALUE          BALANCE          PRINCIPAL        INTEREST        TOTAL         LOSSES       INTEREST      BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1        83,499,000.00    73,744,935.30    5,205,873.07       122,693.14     5,328,566.21    0.00       0.00       68,539,062.23
A2        18,278,000.00    18,278,000.00            0.00        62,434.60        62,434.60    0.00       0.00       18,278,000.00
A3A        7,000,000.00     7,000,000.00            0.00        40,833.33        40,833.33    0.00       0.00        7,000,000.00
A3B       37,206,000.00    37,206,000.00            0.00       150,777.32       150,777.32    0.00       0.00       37,206,000.00
A4        25,804,000.00    25,804,000.00            0.00       124,740.84       124,740.84    0.00       0.00       25,804,000.00
A5        19,878,000.00    19,878,000.00            0.00        99,390.00        99,390.00    0.00       0.00       19,878,000.00
A6        22,817,000.00    22,817,000.00            0.00       106,536.38       106,536.38    0.00       0.00       22,817,000.00
M1         5,019,000.00     5,019,000.00            0.00        25,095.00        25,095.00    0.00       0.00        5,019,000.00
M2         3,878,000.00     3,878,000.00            0.00        19,390.00        19,390.00    0.00       0.00        3,878,000.00
M3         3,080,000.00     3,080,000.00            0.00        15,400.00        15,400.00    0.00       0.00        3,080,000.00
C          1,713,346.92     1,711,292.00            0.00       337,951.54       337,951.54    0.00       0.00        1,711,292.00
P                100.00           100.00            0.00        27,261.62        27,261.62    0.00       0.00              100.00
R                  0.00             0.00            0.00             0.00             0.00    0.00       0.00                0.00
TOTALS   228,172,446.92   218,416,327.30    5,205,873.07     1,132,503.77     6,338,376.84    0.00       0.00      213,210,454.23

AIO       28,522,000.00    28,522,000.00            0.00       106,957.50       106,957.50    0.00       0.00       28,522,000.00
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE
----------------------------------------------------------------------------------------------------------------------------------

                       BEGINNING                                                           ENDING                 CURRENT
CLASS     CUSIP        PRINCIPAL       PRINCIPAL        INTEREST        TOTAL            PRINCIPAL       CLASS  PASS-THROUGH RATE
--------------------------------------------------------------------------------------------------------------------------------
A1     65535VCX4      883.18345489    62.34653193      1.46939652     63.81592845     820.83692296        A1         1.815000 %
A2     65535VCY2    1,000.00000000     0.00000000      3.41583324      3.41583324   1,000.00000000        A2         4.099000 %
A3A    65535VCZ9    1,000.00000000     0.00000000      5.83333286      5.83333286   1,000.00000000        A3A        6.659453 %
A3B    65535VDH8    1,000.00000000     0.00000000      4.05250013      4.05250013   1,000.00000000        A3B        4.863000 %
A4     65535VDA3    1,000.00000000     0.00000000      4.83416680      4.83416680   1,000.00000000        A4         5.801000 %
A5     65535VDB1    1,000.00000000     0.00000000      5.00000000      5.00000000   1,000.00000000        A5         6.000000 %
A6     65535VDC9    1,000.00000000     0.00000000      4.66916685      4.66916685   1,000.00000000        A6         5.603000 %
M1     65535VDE5    1,000.00000000     0.00000000      5.00000000      5.00000000   1,000.00000000        M1         6.000000 %
M2     65535VDF2    1,000.00000000     0.00000000      5.00000000      5.00000000   1,000.00000000        M2         6.000000 %
M3     65535VDG0    1,000.00000000     0.00000000      5.00000000      5.00000000   1,000.00000000        M3         6.000000 %
C      65535VDJ4      998.80063986     0.00000000    197.24641639    197.24641639     998.80063986        C        236.979924 %
P      65535VDK1    1,000.00000000     0.00000000      ##########      ##########   1,000.00000000        P          0.000000 %
TOTALS                957.24234126    22.81552019      4.96336777     27.77888797     934.42682106

AIO    65535VDD7    1,000.00000000     0.00000000      3.75000000      3.75000000   1,000.00000000        AIO        4.500000 %
----------------------------------------------------------------------------------------------------------------------------------


IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                  Andrew Cooper
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10001
                              Tel: (212) 623-4523
                              Fax: (212) 623-5930
                      Email: andrew.m.cooper@jpmchase.com


 Principal Funds:
                         Principal Remittance Amount                                                                 5,205,873.07
                         Scheduled Principal Payments                                                                  207,596.88
                         Principal Prepayments                                                                       4,971,529.19
                         Curtailments                                                                                   26,753.17
                         Cutailment Interest Adjustments                                                                    -6.17
                         Repurchase Principal                                                                                0.00
                         Substitution Amounts                                                                                0.00
                         Net Liquidation Proceeds                                                                            0.00
                         Other Principal Adjustments                                                                         0.00

                         Extra Principal Distribution Amount                                                                 0.00

Interest Funds:
                         Gross Interest                                                                              1,260,685.66
                         Interest Adjustments from Prior Periods                                                             0.00

                         Recoveries from Prior Loss Determinations                                                           0.00
                         Reimbursements of Non-Recoverable Advances Previously Made                                          0.00
                         Recovery of Reimbursements Previously Deemed Non-Recoverable                                        0.00

Prepayment Penalties
                         Number of Loans Prepaid with Respect to which Prepayment Penalties were Collected                      5
                         Balance of Loans Prepaid with Respect to which Prepayment Penalties were Collected            943,116.43
                         Amount of Prepayment Penalties Collected                                                       27,261.62

                         Beginning Number of Loans Outstanding                                                              1,142
                         Ending Number of Loans Outstanding                                                                 1,120

                         Beginning Aggregate Loan Balance                                                          218,416,227.30
                         Ending Aggregate Loan Balance                                                             213,210,354.23

                         Servicing Fees including PMI Fees                                                              48,486.02

                         Current Advances                                                                                    0.00
                         Aggregate Advances                                                                                  0.00

                         Weighted Average Net Mortgage Rate                                                             6.65994 %

NET WAC Reserve Fund Account:
                         Beginning Balance                                                                               5,000.00
                         Additions to the NET WAC Reserve Fund                                                           1,986.52
                         Withdrawals from the NET WAC Reserve Fund                                                       1,986.52
                         Ending Balance                                                                                  5,000.00

                         Delinquent Mortgage Loans
                                                 Group 1
                                                                                          Principal
                                                Category              Number               Balance                Percentage
                                                1 Month                   11            2,995,989.35                1.41 %
                                                2 Month                    0                    0.00                0.00 %
                                                3 Month                    0                    0.00                0.00 %
                                                 Total                    11            2,995,989.35                1.41 %
                         * Delinquent Bankruptcies are included in the table above.

                         Bankruptcies
                                                 Group 1
                                                                      Principal
                                                 Number               Balance               Percentage
                                                   0                    0.00                 0.00 %
                                                * Only Current Bankruptcies are reflected in the table above.

                         Foreclosures
                                                 Group 1
                                                                      Principal
                                                 Number               Balance               Percentage
                                                   11              1,849,855.41                 0.87 %

                         REO Properties
                                                 Group 1
                                                                      Principal
                                                 Number               Balance               Percentage
                                                    0                    0.00                 0.00 %

                         Current Realized Losses                                                                            0.00

                         Cumulative Realized Losses - Reduced by Recoveries                                                 0.00

                         Does a Trigger Event Exist?                                                                          NO

                         Targeted Overcollateralization Amount                                                      1,711,292.00
                         Ending Overcollateralization Amount                                                        1,711,292.00
                         Overcollateralization Release Amount                                                               0.00
                         Payment to Class C                                                                           337,951.54

Interest Carry Forward:
                         Interest Carryforward Balance with respect to such Distribution Date
                                                Class A-1                                                                    0.00
                                                Class A-2                                                                    0.00
                                                Class A-3A                                                                   0.00
                                                Class A-3B                                                                   0.00
                                                Class A-4                                                                    0.00
                                                Class A-5                                                                    0.00
                                                Class A-6                                                                    0.00
                                                Class M-1                                                                    0.00
                                                Class M-2                                                                    0.00
                                                Class M-3                                                                    0.00

                         Interest Carryforward Amount Paid This Period                                                       0.00
                                                Class A-1                                                                    0.00
                                                Class A-IO                                                                   0.00
                                                Class A-2                                                                    0.00
                                                Class A-3A                                                                   0.00
                                                Class A-3B                                                                   0.00
                                                Class A-4                                                                    0.00
                                                Class A-5                                                                    0.00
                                                Class A-6                                                                    0.00
                                                Class M-1                                                                    0.00
                                                Class M-2                                                                    0.00
                                                Class M-3                                                                    0.00

                         Interest Carryforward Amount Occured This Period                                                    0.00
                                                Class A-1                                                                    0.00
                                                Class A-IO                                                                   0.00
                                                Class A-2                                                                    0.00
                                                Class A-3A                                                                   0.00
                                                Class A-3B                                                                   0.00
                                                Class A-4                                                                    0.00
                                                Class A-5                                                                    0.00
                                                Class A-6                                                                    0.00
                                                Class M-1                                                                    0.00
                                                Class M-2                                                                    0.00
                                                Class M-3                                                                    0.00

                         Remaining Interest Carryforward Amount
                                                Class A-1                                                                    0.00
                                                Class A-IO                                                                   0.00
                                                Class A-2                                                                    0.00
                                                Class A-3A                                                                   0.00
                                                Class A-3B                                                                   0.00
                                                Class A-4                                                                    0.00
                                                Class A-5                                                                    0.00
                                                Class A-6                                                                    0.00
                                                Class M-1                                                                    0.00
                                                Class M-2                                                                    0.00
                                                Class M-3                                                                    0.00

NET WAC Rate Carryover:
                         Interest Carryover Balance with respect to such Distribution Date
                                                Class A-1                                                                    0.00
                                                Class A-2                                                                    0.00
                                                Class A-3A                                                                   0.00
                                                Class A-3B                                                                   0.00
                                                Class A-4                                                                    0.00
                                                Class A-5                                                                    0.00
                                                Class A-6                                                                    0.00
                                                Class M-1                                                                    0.00
                                                Class M-2                                                                    0.00
                                                Class M-3                                                                    0.00

                         Interest Carryover Amount Occured This Period
                                                Class A-1                                                                    0.00
                                                Class A-2                                                                    0.00
                                                Class A-3A                                                               1,986.52
                                                Class A-3B                                                                   0.00
                                                Class A-4                                                                    0.00
                                                Class A-5                                                                    0.00
                                                Class A-6                                                                    0.00
                                                Class M-1                                                                    0.00
                                                Class M-2                                                                    0.00
                                                Class M-3                                                                    0.00

                         Interest Carryover Amount Paid This Period
                                                Class A-1                                                                    0.00
                                                Class A-2                                                                    0.00
                                                Class A-3A                                                               1,986.52
                                                Class A-3B                                                                   0.00
                                                Class A-4                                                                    0.00
                                                Class A-5                                                                    0.00
                                                Class A-6                                                                    0.00
                                                Class M-1                                                                    0.00
                                                Class M-2                                                                    0.00
                                                Class M-3                                                                    0.00

                         Remaining Interest Carryover Amount
                                                Class A-1                                                                    0.00
                                                Class A-2                                                                    0.00
                                                Class A-3A                                                                   0.00
                                                Class A-3B                                                                   0.00
                                                Class A-4                                                                    0.00
                                                Class A-5                                                                    0.00
                                                Class A-6                                                                    0.00
                                                Class M-1                                                                    0.00
                                                Class M-2                                                                    0.00
                                                Class M-3                                                                    0.00


Total Non-Supported Interest Shortfall                                                                                       0.00
                         Non-Supported Interest Shortfall Allocated to Class AIO                                             0.00
                         Non-Supported Interest Shortfall Allocated to Class A-1                                             0.00
                         Non-Supported Interest Shortfall Allocated to Class A-2                                             0.00
                         Non-Supported Interest Shortfall Allocated to Class A-3A                                            0.00
                         Non-Supported Interest Shortfall Allocated to Class A-3B                                            0.00
                         Non-Supported Interest Shortfall Allocated to Class A-4                                             0.00
                         Non-Supported Interest Shortfall Allocated to Class A-5                                             0.00
                         Non-Supported Interest Shortfall Allocated to Class A-6                                             0.00
                         Non-Supported Interest Shortfall Allocated to Class M-1                                             0.00
                         Non-Supported Interest Shortfall Allocated to Class M-2                                             0.00
                         Non-Supported Interest Shortfall Allocated to Class M-3                                             0.00
